SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 19, 2001

PROTECTIVE LIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12332	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South, Birmingham, Alabama	35223
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (205) 879-9230

N/A
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

        On April 19, 2001, Registrant issued a press release with respect to a conference call which is included as an Exhibit 99 to this Current Report and incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
BY/s/Jerry W. DeFoor
Jerry W. DeFoor
Vice President and Controller

Dated:   April 24, 2001

2

                                                                 Exhibit Index

Exhibit Number	Description	Page Number
99.	Press Release Dated April 19, 2001	4

3

Exhibit 99

For Immediate Release

1Q2001 EARNINGS CONFERENCE CALL

BIRMINGHAM, Alabama (April 19, 2001) Protective Life Corporation (NYSE:PL) will announce its first quarter 2001 earnings Thursday morning, April 26, 2001.

There will be a conference call for management to discuss first quarter results Thursday, April 26 at 10:00 a.m. Eastern. The public may listen to a simultaneous webcast of the call available on the Company’s web site at www.protective.com.

A recording of the webcast will also be available from approximately 1:00 p.m. Eastern April 26 until midnight May 2 on the Company’s web site.

Supplemental financial information will also be available at release time through "fax on demand" by calling 1-800-323-6124.